Exhibit 99.1

'trovagene DNA November 2015 Better Cancer Monitoring with Cell-Free

Forward-Looking Statements Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission. 2 Copyright ©2015 Trovagene, Inc. | Confidential

Our Goal Improve Treatment Outcomes with Noninvasive Cancer Monitoring Trovagene’s technology noninvasively detects and quantitates circulating tumor DNA in urine and plasma for improved disease management 3

NASDAQ: TROV Company Overview Founded in 1999 NASDAQ listing in 2012 Technology feasibility established 2013 Clinical feasibility established 2014 Marketing launch initiated 2015 Cash: $74M as of Sept 30, 2015 Proprietary methods of extracting, purifying, detecting and quantifying oncogene mutations in cell-free DNA Clinical collaborations with leading cancer centers and pharmaceutical partners Trovagene’s noninvasive liquid biopsy assays are used to detect and monitor oncogene mutation status, response to therapy, disease progression, minimal residual disease and recurrence CLIA certified, CAP accredited, high complexity lab to offer diagnostic services 4 Copyright ©2015 Trovagene, Inc. | Confidential

Experienced Leadership Team



Antonius Schuh, PhD
Chief Executive Officer

Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

PhD Pharmaceutical Chemistry, University of Bonn



Stephen Zaniboni
Chief Financial Officer

Awarepoint, XIFIN, Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

CPA, BS Accounting Boston University, MBA Boston College



Mark Erlander, PhD
Chief Scientific Officer

BioTheranostics, AviaraDx, Arcturus, J&J, Scripps Research Institute

BS UCDavis, MS Biochemstry Iowa State University, PhD Neuroscience UCLA



Matt Posard
Chief Commercial Officer

Illumina Inc., Biosite Dx, Gen-Probe

BA Quantitative Economics and Decision Sciences, UCSD



Karsten Schmidt, PhD
Senior VP, Technology Operations

Sequenom, Inc., Sanofi-Aventis Deutschland GmbH (formerly: Rhône-Poulenc Rorer), Fisons plc

PhD The University of Bonn

Copyright ©2015 Trovagene, Inc. | Confidential
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Strong Scientific Scientific Advisors Advisory Board and Board Board of Directors of Directors Thomas Adams, PhD Chairman Paul R. Billings, MD, PhD Director, Member Executive Compensation and Nominating Committees Gary Jacob, PhD Director, Member Executive Compensation Committee Rodney S. Markin, MD, PhD Director, Member Executive Compensation, Nominating and Audit Committees Antonius Schuh, PhD Director, Chief Executive Officer 6 Copyright ©2015 Trovagene, Inc. | Confidential Peter Hirth, PhD Co-founder and Retired Chief Executive Officer of Plexxikon Riccardo Dalla-Favera, MD Director, Institute for Cancer Genetics and Herbert Irving Comprehensive Cancer Center, Columbia University Brunangelo Falini, MD Director, Institute Hematology, University of Perugia Charles Cantor, PhD Founder and Retired Chief Scientific Officer Sequenom Carlo M. Croce, MD Chairman, Department of Molecular Virology, Immunology and Medical Genetics at Ohio State University, and Director of the Institute of Genetics at the Ohio State University Comprehensive Cancer Center John P. Brancaccio, CPA Director, Chair Audit Committee Stanley Tennant, MD Director, Chair Executive Compensation Committee and Member Audit Committee Alberto Bardelli, PhD Department of Oncology, Torino Medical School, Institute for Cancer Research Paul Billings, MD, PhD Chief Medical Officer, Omica

Significant Market Opportunity Physicians lack tools to effectively monitor and react to changes in cancer over time Trovagene PCM delivers critical information to detect and measure actionable cancer mutations over time Liquid Biopsy Market – $13.6B $15B 2015 est. Cancer already in advanced state No molecular data delivered Source: 2010 BCC Research Source: 2015 Liquid Biopsy Report 7 Copyright ©2015 Trovagene, Inc. | Confidential Recurrence Monitoring Treatment Monitoring Therapy Selection Opportunity for Trovagene to Capture Liquid Biopsy Market Share Insufficient Imaging Tools in Oncology Still Yield Huge Market

New Standard of Care Enabled by Trovagene Technology

Trovagene platform allows physicians to make clinically actionable decisions in near "real-time"


PROCEDURE
Biopsy
Surgery
Treatment
Biopsy
Treatment
IMAGING
Every 6-8 weeks
Every 6-8 weeks

	Minimal Residual Disease (MRD)	Detection	Quantitate Drug Response	Monitoring
PCM CLINICAL UTILITY	• Monitoring for minimal residual disease and tumor recurrence • Earlier detection of metastatic disease	• Detection of clinically actionable mutations • Alternative to tissue biopsy • Assists in identifying most effective treatment • Eliminates risk of adverse events associated with tissue biopsy procedure	• Assess tumor cell kill by therapy and monitor tumor mutation burden • Immediate assessment of therapy effect • Switch from ineffective therapy weeks in advance of imaging	• Monitoring for disease progression and emergence of resistance • Anticipates and enables next therapy to target tumor resistance

Copyright ©2015 Trovagene, Inc. | Confidential

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Advantages of Circulating Tumor DNA (ctDNA) ctDNA enters blood stream and kidneys Tumor cells Apoptosis or necrosis occurs, ctDNA is released Blood Urine during treatment and at disease progression 9 Copyright ©2015 Trovagene, Inc. | Confidential Captures intra-and inter-tumor heterogeneity Delivers clinically actionable data in real time Provides diagnostic and prognostic information before, High-depth systemic understanding of tumor dynamics

Trovagene Precision Cancer Monitoring (PCM℠) Platform

Ultra-Sensitive Detection and Quantitative Monitoring

Collection, Extraction and Isolation of ctDNA	Mutant Allele Enrichment	Detection and Quantification
		
~300,000 genome equivalents of cfDNA/200 mL of urine	100-1000 fold enrichment	Enables monitoring over time

- ✓ **Integrates with NGS and digital PCR platforms**
- ✓ **LDT and CLIA compliant**
- ✓ **Compatible for tech transfer agreements**

Copyright ©2015 Trovagene, Inc. | Confidential
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Intellectual Property

Patent Families	Patent Term
Concentrating Urine Family	2035 US provisional app filed
51-110 bp TrNA Family	2034 US provisional app filed
Small Footprint Family	2034 US provisional app filed
Monitoring Disease Family	2034 US provisional app filed
20-50 bp TrNA Family	2029 US & EU
Anion Exchange Purification Family	2027 US, EU, Canada
Viral and Pathogen TrNA Families	2026 US, EU, JP, China, Australia, Canada, India
TrNA Patent Family	2018 US & EU

Copyright ©2015 Trovagene, Inc. | Confidential
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Technology Portfolio Evolution 12 Copyright ©2015 Trovagene, Inc. | Confidential Feasibility Analysis In Development Commercially Available Single Assays for MonitoringKRAS (Exon 2) (Ultrasensitive, Quantitative) BRAF (V600E) EGFR (Exon 19 Del) EGFR (Exon 20 T790M) EGFR (Exon 21 L858R) Multi-gene PanelKRAS (5 assays) NRAS (5 assays) EGFR (6 assays) BRAF (1 assays) PIK3CA (2 assays) Find-It Follow-It Gene RearrangementsALK RET ROS

Distribution and Service Options CLIA Lab Pharma Services Cloud Exchange Tech Transfer 13 Copyright ©2015 Trovagene, Inc. | Confidential Democratized Centralized

Trovagene Research Institute (TRI) World Class Team & Technology to Enhance Our Clinical Expertise and Commercial Reach University of Torino Technology and intellectual property transferred to TRI Leverage relationships with key opinion leaders and pharmaceutical companies Conduct clinical and translational studies in Europe World leader in cancer genomic research and translational science Accomplished translational research team Center of Excellence in Europe Established network with pharmaceutical and life science companies Alberto Bardelli, PhD Copyright ©2015 Trovagene, Inc. | Confidential Collaboration with European Subsidiary of Trovagene Scientific Chair Goal: Accelerate adoption of Trovagene's Precision Cancer Monitoring platform in translational research and clinical applications

Strategy to Drive Clinical Adoption and Reimbursement STANDARD OF CARE QUALITATIVE QUANTITATIVE Stage 2 Tumor Dynamics Stage 3 Improve Patient Outcomes Stage 1 Tumor Status • Demonstrate concordance of oncogene mutation status between ctDNA and tumor tissue • Expand mutational coverage of the PCM platform • Demonstrate, in multi-institutional trials, that results from ctDNA-based monitoring of actionable mutations increases patient progression-free survival (PFS) and overall survival (OS) • Clinical Utility: Quantitatively assess mutational status in ctDNA longitudinally as an indicator of responsiveness to therapy, disease status and emergence of resistance mutations • Clinical Utility: Determine mutational status of actionable biomarkers in ctDNA when a tissue biopsy is not available • Demonstrate health economic benefits of noninvasive oncogene mutation monitoring • Clinical Utility: Quantitatively assess patient mutational status in ctDNA longitudinally for mutational status and early detection of resistance to therapy as a decision tool for therapy selection 15 Copyright ©2015 Trovagene, Inc. | Confidential

Histiocytic Disorders: ECD/LCH Standard of Care ECD/LCH First Line Treatment Tissue Biopsy Imaging (every 2-3 months) 16 Copyright ©2015 Trovagene, Inc. | Confidential STUDIES TROVAGENE CLINICAL YTILITY MSKCC, MDACC, NIH (30 patients) Detection BRAF V600E Monitoring Therapeutic Response BRAF V600E ECD/LCH ALL STAGES •Molecular diagnosis of BRAF mutation – patients are placed on targeted therapy •Re-staging of cancer

Detection

Urinary ctDNA Outperforms Tissue Biopsies[1]

100% concordance between tissue, urine and plasma in treatment naive patients.

Tissue Biopsies

70%

BRAF mutational status obtained

Tissue BRAF V600E genotype


Indeterminate Genotype
n=9
n=15
BRAFV600E Mutant
n=6
BRAF Wildtype

Urine

100%

BRAF mutational status obtained

Urinary ctDNA BRAF V600E genotype


n=16
BRAFV600E Mutant
n=14
BRAF Wildtype

Memorial Sloan-Kettering Cancer Center

THE UNIVERSITY OF TEXAS MDAnderson ~~Cancer~~ Center Making Cancer History

[1]Hyman et al., *Cancer Discov.* 2015 Jan;5(1):64-71

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Drug Response | Histiocytic Disorders Early Progression and Response1 Dynamic Monitoring Captures Successful monitoring tumor dynamics independent of drug class used Patient’s tumor progressed within 1 week of Anakinra withdrawal –Demonstration of need for higher frequency urine-based testing to monitor Patient responded to Vemurafenib, BRAF inhibitor – Demonstrates that continually monitoring of patient enables optimal therapy over time 1Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71 18 Copyright ©2015 Trovagene, Inc. | Confidential Ratio BRAF V600E: BRAF wildtype Off AnakinratherapyVemurafenib 150 100 50 0 One week

NSCLC Standard of Care

CLINICAL UTILTY

MOLECULAR DIAGNOSIS AND RESECTABLE DISEASE

- Success of surgery
- Re-staging of cancer
- Adjuvant radiation/Chemo or not?

STAGE IV METASTATIC DISEASE

- Selection of correct first line therapy within days of diagnosis – patients go on right treatment early (anti-*EGFR* or Chemo?)
- Re-staging of cancer, response and emergence of resistance
- Replacement of second biopsy and selection of correct second line therapy (anti-T790M or Chemo?)


NSCLC
Tissue Biopsy
Surgery
Adjuvant Therapy
First Line Treatment
Imaging (every 6-8 weeks)
Tissue Biopsy
Second Line Treatment
Imaging (every 6-8 weeks)

TROVAGENE

Molecular Detection	Minimal Residual Disease Response Monitoring	Monitoring Emergence of Resistance	Molecular Detection & Response Monitoring
EGFR Exon 19 del *EGFR* L858R *KRAS*	*EGFR* *KRAS* G12/13	*EGFR* T790M	*EGFR* T790M

Copyright ©2015 Trovagene, Inc. | Confidential
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Detection | Lung Cancer Circulating Free DNA Detection in the Urine of Patients with Activating EGFR and T790M Resistance Mutations HER2 + T790M 4% MET amplification 3% HER2 8% Small cell + MET 1% Unknown 18% Small cell 1% Small cell + T790M 2% T790M 60% MET+ T790M 3% Yu et al Clin Can Res 2013 20 Copyright©2015 Trovagene, Inc. | Confidential Mechanisms of Resistance: • T790M 60% • Her2 Amplification • NFkB Upregulation • MET Amplification • AXL Upregulation • Histologic Transformation

Monitoring for Resistance | Lung Cancer Urinary Detection of EGFR T790M Radiographic Progression1 Resistance Mutation in Advance of 10 1Husain et al., ELCC 2015 21 Copyright ©2015 Trovagene, Inc. | Confidential Urine T790M Copies/100K GE 4/11/14 5/21/14 6/30/14 8/9/14 9/18/14 Urine T790M Copies/100K GE 4/21/14 6/10/14 7/30/14 9/18/14 11/7/14 12/27/14 2/15/15 Urine T790M Copies/100K GE 6/10/14 7/20/14 8/29/14 10/8/14 Urine T790M Copies/100K GE 8/29/14 9/18/14 10/8/14 10/28/14 Early T790M Detection (Days to Radiographic Progression) Patient 1111 Patient 352 Patient 1056 Patient 2029 Patient 1 100 80 60detected 40 20 0 T790MPD Patient 3 20 18 16 14 12 8 6 4 2 0 T790M detected PD Patient 10 50 40 30 20 10 0 T790M detectedPD Patient 20 500 400 300 200 100 0 PD T790M detected

Quantitate Drug Response | Lung Cancer Monitoring Urinary ctDNA EGFR Mutation Within First 2 Weeks of Targeted Therapy Predicts Subsequent Radiographic Response in Patients Patient 1 60 8 (6-13) 117 (88-187) < LOD 1Husain et al., ELCC 2015 22 Copyright ©2015 Trovagene, Inc. | Confidential Urine EGFR Copies/100K GE 10/20/2014 10/27/2014 11/3/2014 11/10/2014 11/17/2014 11/24/2014 12/1/2014 12/8/2014 12/15/2014 12/22/2014 12/29/2014 1/5/2015 1/12/2015 1/19/2015 Sum of Longest Diameters (mm) Best Overall Response – PR Copies/100K GE (95% CI) Time on Drug T790M Exon 19 del Baseline Day 1 (4 h on drug) Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Week 2 Week 3 Week 4 Week 6 Week 12 24 (19-38) < LOD 221 (168-361) 34 (28-55) 48 (39-78) < LOD 15 (13-25) < LOD < LOD < LOD < LOD < LOD < LOD < LOD 167 (125-267) 87 (65-139) 36 (27-58) < LOD 19 (14-30) < LOD < LOD < LOD < LOD < LOD < LOD LOD (T790M) = 2 copies (12 copies/100K GE) LOD (Ex 19 del) = 1 copy (6 copies/100K GE) SLD = Sum of the Longest Diameter of Lesions 25080 70 200 15050 40 10030 20 50 10 00 Week 16 wks12 wks on drugCT scanCT scan Size on CT scan T790M Ex19 del

Case Study

Patient:
71 year old female
Disease:
Non-Small Cell Lung Cancer
Trovagene PCM Applied:
Detection of L858R and T790M Mutations

The value of higher sensitivity of urine-based liquid biopsy compared to tissue biopsy



September 2013

Needle tissue biopsy performed, confirming NSCLC

Patient started on erlotinib



December 2013

Scan confirmed decrease in tumor and metastases



March 2014

Scan confirmed stable disease



May 2014

Scan confirmed new lesion

Patient declined re-biopsy and remained on erlotinib



August 2014

Tissue biopsy performed

Sample insufficient for comprehensive genomic evaluation



November 2014

Imaging confirmed progression

Afatinib started



January 2015

Re-biopsy performed

Results not reportable - insufficient amount of extracted DNA



February 2015

Patient started on chemotherapy and experienced intolerable side effects

Urine obtained for ctDNA

T790M mutation identified

Patient started on AZ9291 – showed good symptomatic and imaging response

Copyright ©2015 Trovagene, Inc. | Confidential

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Colorectal Cancer Standard of Care diagnosis of RAS: selection of correct therapy within days of BRAF or Chemotherapy?) CRC Imaging (every 6 weeks) Surgery Adjuvant Therapy Systemic Therapy Imaging (every 6 wks-6 months) Molecular Detection 24 Copyright ©2015 Trovagene, Inc. | Confidential TROVAGENE CLINICAL UTILTY Minimal Residual Disease Response Monitoring KRAS, NRAS, BRAF Response Monitoring KRAS, NRAS, BRAF Molecular Detection KRAS, NRAS, BRAF ADVANCED AND METASTATIC UNRESECTABLE •Replacement of biopsy performed with sole purpose of molecular diagnosis – patients go on right treatment early (anti-EGFR/ VEGFR/ •Re-staging of cancer, response and emergence of resistance STAGE I-III RESECTABLE STAGE IV RESECTABLE LIVER METASTASES • Success of surgery • Re-staging of cancer • Chemo or not?

Minimal Residual Disease (MRD) | Colorectal Cancer Monitoring ctDNA KRAS for Minimum Residual Disease Post Surgery1 Curative surgery correlates with undetectable levels of urinary ctDNA KRAS post-surgery in 4 of 5 patients Palliative surgery correlates with high levels of urinary ctDNA KRAS post-surgery in 10 of 12 patients 1.50 10.00 0.2 1Melnikova et al, AACR 2015 25 Copyright ©2015 Trovagene, Inc. | Confidential Fold Change KRAS Copies (Urine) Fold Change KRAS Copies (Plasma) Fold Change KRAS Copies (Urine) Fold Change KRAS Copies (Plasma) Patient 12 UrinePlasma 2.001.2 1.0 0.8 1.000.6 0.4 0.50 0.000.0 Collection Date Days Alive > 1967 Surgery Patient 9 UrinePlasma 18.00250 16.00 14.00200 12.00 150 8.00100 6.00 4.0050 2.00 0.000 Collection Date Surgery Days Alive = 292 Colorectal Cancer with Resectable Liver Metastases

Pancreatic Cancer Standard of Care



CLINICAL UTILITY
DIAGNOSIS
• Screening for cancer
RESECTABLE DISEASE
• Success of surgery
• Re-staging of cancer
• Chemo or not?
ADVANCED AND METASTATIC UNRESECTABLE
• Prognosis of disease for determining aggressiveness of therapy
• Clinical trials targeting KRAS
Pancreatic Cancer
Diagnosis Biopsy
Resectable Disease Surgery
Adjuvant Therapy
Imaging (every 6-12 weeks)
Non-Resectable Disease Chemotherapy
Imaging (every 6-12 weeks)
TROVAGENE
Pancreatic Cancer Screening
KRAS G12/13
CA 19-9
Minimal Residual Disease Response Monitoring
KRAS G12/13
Prognostic for Survival
KRAS G12/13 + CA-19-9
Response Monitoring
KRAS G12/13

Copyright ©2015 Trovagene, Inc. | Confidential
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Melanoma Standard of Care Melanoma First Line Treatment Imaging (every 6-8 weeks) Second Line Treatment Imaging (every 6-8 weeks) Drug Holidays Imaging (every 6-8 weeks) — 27 Copyright ©2015 Trovagene, Inc. | Confidential TROVAGENE CLINICAL UTILTY Response Monitoring BRAF STAGE IV METASTATIC MELANOMA •Monitoring response allows selection or early switch to optimal therapy: BRAF inhibitors or Immunotherapy? •Optimal intervals on intermittent BRAF therapy •Immunotherapy “Pseudoprogression” or not?

30+ Clinical Studies to Validate & Integrate Our PCM Platform Size U.S. 28 Copyright ©2015 Trovagene, Inc. | Confidential Disease Ongoing Pending Protocol in Dev/Approval Under Evaluation Market (# of pts) Lung Cancer (NSCLC) 7 0 — 399,000 Colorectal Cancer 3 3 — 1,154,000 Pancreatic Cancer 4 — 1 42,000 Melanoma 2 2 — 922.000 ECD/LCH 2 1 — 5,000 Brain Cancer 1 1 — 142,000 Prostate Cancer — 1 — 2,618,000 All-Comers, Metastatic Cancers 2 — — 525,000 HPV 4 — 3 Total # of Studies 25 8 4

Clinical Studies Continue to Drive Presentations & Publications

3Q'14

7/2014 Publication
Blood
ECD Clinical Guidelines

8/2014 NEXTGEN DX SUMMIT
Oral Presentation,
Technology

8/2014 IPV Meeting
Poster Presentation
HR-HPV

4Q'14

10/2014 Publication
Cancer Discovery
Histiocytic *BRAF*

1Q'15

1/2015 Personalized Medicine World Congress
Oral Presentation
Trovagene Technology and
Clinical Evidence

1/2015 2 ASCO GI Posters
Pancreatic *KRAS*
University of Copenhagen
Colorectal KRAS Genomac

2/2015 Eurogin Congress
Clinical Results Presented
HR-HPV Large-scale Trial

2/2015 Molecular Medicine Tri Conference
Oral Presentation
Trovagene Technology and
Clinical Evidence

2Q'15

4/2015 ELCC Meeting
Oral Presentation
EGFR T790M

4/2015 AACR Posters
Pancreatic & colon cancers
KRAS Urine sample has >10x
ctDNA vs plasma sample

5/2015 Annual Conference of the Association for Value-Based Cancer Care
Cost Savings: Urine vs
Lung Cancer Biopsies

5/2015 Biomarkers & Diagnostics World Congress
Oral Presentation

6/2015 ASCO Posters
EGFR Lung
KRAS Pancreatic
KRAS Colon
KRAS in Patients with BRAF
Mutation

3Q'15

8/2015 NEXTGEN DX SUMMIT
Oral Presentation
Monitoring Tumor
Dynamics by EGFR

9/2015 ESMO Abstracts
EGFR Lung Cancer
KRAS Pancreatic Cancer

9/2015 IPV Conference
Barretos Validation Study

9/2015 16th World Conference on Lung Cancer
Oral Presentation
EGFR Lung Cancer

Copyright ©2015 Trovagene, Inc. | Confidential
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Clinical Studies Continue to Drive Presentations & Publications

4Q'15

10/2015 ECD Global Alliance
Real World Clinical Testing of BRAF V600E in Histiocytic Patients

11/2015 AACR-NCI-EORTC POSTERS
Clovis – T790M NSCLC
Barzi – KRAS CRC

Submit Manuscript:
- BRAFV600E & Neuroendocrine mCRC, Submitted
- EGFR T790M Tumor Dynamics, UCSD
- Prognosis and Monitoring, KRAS, Pancreatic, Copenhagen
- Technology Platform, MD Anderson

1Q'16

1/2016 ASCO GI
KRAS Pancreatic Study

1/2016 Personalized Medicine World Congress
Oral Presentation
Trovagene Technology and Clinical Evidence

2/2016 Molecular Medicine Tri Conference
Oral Presentation
Trovagene Technology and Clinical Evidence

Submit Manuscript:
- Lung EGFR Detection, Pharma
- Case Studies, EGFR
- HR-HPV Predictors4

2Q'16

4/2016 European Lung Cancer Conference
Submit Abstracts

4/2016 AACR
Submit Abstracts

5/2016 ASCO
Submit Abstracts

5/2016 Annual Conference of the Association for Value-Based Cancer Care
Submit Abstracts

6/2016 EUROGIN
Submit Abstracts

6/2016 AACR Precision Medicine Series: integrating Clinical Genomics and Cancer Therapy
Submit Abstracts

Submit Manuscript:
- Lung EGFR, Monitoring vs Imaging
- PCM Platform

Copyright ©2015 Trovagene, Inc. | Confidential
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Creating Physician Awareness & Demand The Trovagene Clinical Experience Program (CEP) offers physicians hands-on experience with their patients biopsy result 31 Copyright ©2015 Trovagene, Inc. | Confidential Physician Access Benefits Choice of 3 Applications Urine as a sample Diagnostic in lieu of a tissue Quantitation Baseline & monitor Ultra sensitivity Early therapeutic response

Optimizing the Commercial Model for Scale Up • • • Utilize small sales force to target early adopter clinicians Clinical Experience Program (CEP) establishes early evangelists and reference sites Foundational adoption and evidence to demonstrate clinical utility CLINICAL INTEREST Significant adoption 500% above goal Multiple applications SAMPLE SUBMISSION 100% urine samples 90%+quality samples Office & home collection OPERATIONAL READINESS CLINICAL UTILITY • Case studies REIMBURSEMENT • • • • • • • • • <7 day turnaround time Average 2+ assays/sample New LIMS in July • Gathering evidence • CEP samples are no charge 32 Copyright ©2015 Trovagene, Inc. | Confidential May - June 2016 July – September

Reimbursement Value Based on Clinical Utility of ctDNA Detection of Mutation Monitoring Tumor Size Supplement tissue biopsy to get systemic overview of the entire heterogeneity of cancer Emergence of resistant mutations When tissue biopsy is unavailable Tumor load Drug holidays Once Clinical Data Established, Reimbursement: 33 Copyright ©2015 Trovagene, Inc. | Confidential Repeat Testing: Novel Utility 1. Not Otherwise Classified Codes (NOC) 2. Unique CPT Codes Tier 1 MDx Codes Concordance with SOC Established codes Price/assay

2015 – 2016 Milestones 34 Copyright ©2015 Trovagene, Inc. | Confidential Marketing & Adoption Real world case studies High clinical interest and strong service levels Reimbursement and sales & marketing scale up in 2016 Strategic Partnerships Geographic expansion Kit manufacturing Pharma collaboration Clinical Studies 30+ clinical studies Top academic centers Products 6 new menu assays Multiplex panels in 2016 Clinical Evidence 20+ abstracts in 2015 5 manuscripts

For further information Please contact: Stephen Zaniboni, CFO szaniboni@trovagene.com